FOURTH AMENDMENT TO
                    FIFTH AMENDED AND RESTATED LOAN AGREEMENT

         This is the fourth amendment (the "Amendment") dated as of March 27, 2001, to the Fifth Amended And Restated Loan Agreement dated November 12, 1999 as amended by the first amendment dated March 24, 2000, the second amendment dated as of August 11, 2000, and the third amendment dated February 15, 2001 (the "Loan Agreement") by and between Blonder Tongue Laboratories, Inc. having an office at One Jake Brown Road, Old Bridge, New Jersey 08857 (the "Borrower"), and First Union National Bank having an office at 190 River Road, Summit, New Jersey 07901 (the "Bank").

                                    RECITALS

     A.  Borrower  has  requested  an  amendment   modifying  certain  financial
covenants and extending the "Termination Date" of the Loan Agreement to November 30, 2001.

     B. The Bank is willing to amend the Loan Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the agreement of the parties contained herein, and intending to be legally bound, the parties hereto agree as follows:

     1. Definitions.
        -----------

     Capitalized terms used herein and not defined shall have the meanings assigned to them in the Loan Agreement as amended by any prior amendments.

     2. Amendments to Loan Agreement.
        ----------------------------

          a. Section 2.1(a) is hereby amended to replace "April 30, 2001" with "November 30, 2001".

          b. Section 7.1(b) is hereby amended, effective as of December 31, 2000, to read as follows:

          "Have a Fixed Charge Ratio of less than (i) 1.0 to 1 at December 31, 1999, (ii) 1.1 to 1 for March 31, 2000, (iii) 1.2 to 1 for June 30,
          2000, (iv) 1.3 to 1 for September 30, 2000, (v) 1.2 to 1 for December 31, 2000, and (vi) 0.9 to 1.0 for March 31, 2001 (with no minimum Fixed Charge Ratio being required thereafter). "Fixed Charge Ratio" of the Borrower as of the last day of any fiscal quarter shall mean the ratio of (x) EBITDA of the Borrower for the four fiscal quarter period ending on that date, to (y) the sum of (A) interest expense and income tax expense for the four fiscal quarter period ending on that date, and (B) current maturities of long term Indebtedness and obligations under capital and operating leases for the four fiscal quarters following such date."

     3. General.
        -------

     This Amendment is made pursuant to the Loan Agreement, and the parties hereto acknowledge that all provisions of the Loan Agreement, except as amended hereby, shall remain in full force and effect.

     4. Definitions.
        -----------

     Whenever appearing in the Loan Agreement or any other Loan Document, the term "Agreement" shall be deemed to mean the Loan Agreement as amended hereby.
      ---------

     5. Representations and Warranties.
        ------------------------------

     The Borrower represents and warrants to the Bank that: (i) it has the power, and has taken all necessary action to authorize, execute and deliver this Amendment and perform its obligations in accordance with the terms thereunder,
(ii) the Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms without any offsets, counterclaims or defenses, (iii) the execution, delivery and performance of this Amendment by the Borrower will not (a) require any governmental approval or any other consent or approval; or (b) violate, conflict with, result in a breach of, constitute a default under any agreement to which it is a party, or result in or require the creation of any lien upon any of the assets of the Company or any Subsidiary, (iv) no Event of Default has occurred and is continuing or will result from the execution by the Borrower of this Amendment, and (v) the financial information provided by the Borrower to the Bank in connection with the Borrower's request that the Bank enter into this Amendment is true and correct in all material respects.

     6. Audits and Valuations.
        ---------------------

     Without changing any of the Bank's other rights under the Loan Agreement, the Borrower agrees to cooperate, and to pay the fees and expenses of the Bank in connection, with a collateral audit to be conducted by Boston & Associates. Reimbursement for or payment of any such fees and expenses shall be made within ten business days following presentation of an invoice to the Borrower by the Bank.

     7. Amendment Fee.
        -------------

     The Borrower shall pay to the Bank a fee of $35,000 in connection with this Amendment which fee shall be due and payable upon the signing of this Amendment.

     8. Fees of Bank's Counsel.
        ----------------------

     The Borrower shall pay the fees and expenses of McCarter & English in connection with the preparation and negotiation of this Amendment and all related documents.

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

     9. Conditions to Effectiveness.
        ---------------------------

     It shall be a condition to the effectiveness of this Amendment that the Bank has received the following:

          a. This Amendment, duly executed on behalf of the Borrower and the Bank;

          b. A certificate from the Secretary the Borrower (i) to which is attached a copy of the Certificate of Incorporation certified by the Secretary of State of Delaware and a copy of the By-laws of the Borrower (or a certification that such documents have not been modified since December 11, 1995), (ii) attesting to authorization of the person signing this Amendment on behalf of the Borrower, and (iii) setting forth the name and sample signature of the officers of the Borrower authorized to execute and deliver this Amendment.

     10. Integration.
         -----------

     This Amendment together with the Loan Agreement constitute the entire agreement and understanding among the parties relating to the subject matter hereof and thereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter.

     11. Severability.
         ------------

     If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any other jurisdiction.

     12. No Defenses, Off-Sets or Counterclaims.
         --------------------------------------

     By executing this Amendment, Borrower confirms and acknowledges that as of the date of execution hereof, Borrower has no defenses, off-sets or counterclaims against any of Borrower's obligations to the Bank under the Loan Documents, including the Loan Agreement (as amended hereby). Borrower hereby acknowledges and agrees that the actual amounts outstanding on the date of execution hereof are owing the Bank without defense, offset or counterclaim.

     13. Incorporation by Reference.
         --------------------------

     This Amendment is incorporated by reference into the Loan Agreement and the other Loan Documents. Except as otherwise provided herein, all of the other provisions of the Loan Agreement and the other Loan Documents are hereby confirmed and ratified and shall remain in full force and effect as of the date of this Amendment.

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

     14. Governing Law; Successors and Assigns.
         -------------------------------------

     This Amendment is governed by the laws of the State of New Jersey and is binding upon the Borrower and the Bank and their respective successors and/or assigns and/or heirs and executors, as the case may be.

     15. Counterparts.
         ------------

     This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, on the date first above written.

                                        BLONDER TONGUE LABORATORIES, INC.

                                        By:/s/ James A. Luksch
                                           -------------------------------------
                                           James A. Luksch
                                           Chief Executive Officer and President


                                        FIRST UNION NATIONAL BANK

                                        By:/s/ Larry F. Lee
                                           -------------------------------------
                                           Larry F. Lee
                                           Vice President




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